UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2010

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Broadway Financial Corporation and its subsidiary, Broadway Federal Bank, f.s.b., have consented to the issuance to them of cease and desist orders by the Office of Thrift Supervision effective September 09, 2010. Copies of the orders are attached as exhibits to this report.

Item 9.01	Financial Statements and Exhibits.

99.1	Order to Cease and Desist, issued by Office of Thrift Supervision to Broadway Financial Corporation, Order No.: WN-10-026, effective September 9, 2010.

99.2	Order to Cease and Desist, issued by Office of Thrift Supervision to Broadway Federal Bank, f.s.b., Order No.: WN-10-025, effective September 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: September 16, 2010	By	/S/ SAMUEL SARPONG
Samuel Sarpong Chief Financial Officer